DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT (REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY (DEPOSITOR)

The undersigned constitutes and appoints W. Weldon Wilson and Forozan Nasery and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

March 27, 2019

/s/ Stephen Campbell      Stephen Campbell Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT (REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY (DEPOSITOR)

The undersigned constitutes and appoints W. Weldon Wilson and Forozan Nasery and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

March 27, 2019

/s/ Richard Carbone
Richard Carbone Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT (REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY (DEPOSITOR)

The undersigned constitutes and appoints W. Weldon Wilson and Forozan Nasery and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

March 27, 2019

/s/ Clive Cowdery
Clive Cowdery Director

DURABLE POWER OF ATTORNEY WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT (REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY (DEPOSITOR)

The undersigned constitutes and appoints W. Weldon Wilson and Forozan Nasery and each of them (with full power of each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

March 27, 2019

/s/ Ann Frohman
Ann Frohman Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT (REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY (DEPOSITOR)

The undersigned constitutes and appoints W. Weldon Wilson and Forozan Nasery and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

March 27, 2019

/s/ Jon Hack
Jon Hack Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT (REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY (DEPOSITOR)

The undersigned constitutes and appoints W. Weldon Wilson and Forozan Nasery and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

March 27, 2019

/s/ Robert Stein
Robert Stein Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT (REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY (DEPOSITOR)

The undersigned constitutes and appoints W. Weldon Wilson and Forozan Nasery and each of them (with full power of each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

March 27, 2019

/s/ Grace Vandecruze      Grace Vandecruze Director